UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      April 4, 2005
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                         PROVECTUS PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)


       Nevada                          0-9410                   90-0031917
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
 Incorporation or Organization)      File Number)         Identification Number)

 7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee          37931
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       (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:    865/769-4011
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.1. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting   material  pursuant  to  Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement   communications   pursuant  to  Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications   pursuant  to  Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events.

Provectus Pharmaceuticals, Inc., issued two press releases on April 4, 2005, both of which are attached hereto as exhibits and incorporated herein by reference.

Item 9.01  Financial Satements and Exhibits
        (c)  Exhibits
             99.1  Press release dated April 4, 2005.
             99.2  Press release dated April 4, 2005.



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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Provectus Pharmaceuticals, Inc.


Dated:   April 8, 2005             By:/s/ H. Craig Dees
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                                      H. Craig Dees
                                      Chief Executive Officer